UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2020

Commission File Number:  000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter.)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

104 S Main Street
Greenville,	South Carolina	29601
(Address of principal executive offices)
(Zip Code)

(864)	298-9800
(registrant's telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WRLD	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

Fourth Amendment to Amended and Restated Revolving Credit Facility

On December 15, 2020, World Acceptance Corporation (the “Company”) entered into the Fourth Amendment to Amended and Restated Revolving Credit Agreement (the “Fourth Amendment”), among the Company, the lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent.

The Fourth Amendment amends its Amended and Restated Revolving Credit Agreement to, among other things:
i.Revise the definitions of Consolidated Adjusted Net Income and Consolidated EBITDA Ratio Net Income to remove the requirement that the excess of net charge offs over the Company’s provision for loan losses over the twelve-month period be excluded from Consolidated Adjusted Net Income, and
ii.Remove the requirement that provision for loan losses shall equal or exceed the net loan charge off for the corresponding period from the financial covenants.

The revision to the definition of Consolidated Adjusted Net Income will increase the Company’s Net Income Available for Fixed Charges to Fixed Charges Ratio as well as increase the amount available for share repurchases under the Amended and Restated Revolving Credit Agreement.

The amendment to the Consolidated EBITDA Ratio Net Income definition will increase the Company’s EBITDA ratio. As the EBITDA ratio increases, the Applicable Margin component of the Company’s interest rate under the Restated Revolving Credit Agreement could decrease from 4.0% to 3.0%.

The foregoing description of the Fourth Amendment to the Amended and Restated Revolving Credit Agreement is only a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Revolving Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Fourth Amendment to Amended and Restated Revolving Credit Facility dated December 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By: /s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Executive Vice President and Chief Financial and Strategy Officer
Date:	December 16, 2020
2